Exhibit 99.1

ServiceSource Approves $30 Million Share Repurchase Program

San Francisco - August 13, 2015 - ServiceSource® (NASDAQ:SREV), the global leader in recurring revenue growth and customer success management, today authorized the repurchase of up to $30 million of ServiceSource's outstanding shares.

"The board's authorization of the share repurchase program reflects the progress we are making and their belief in the long-term prospects of ServiceSource. We are confident that we have sufficient capital to drive operational improvement in the business while executing on this program. We will continue to invest in the business with an ROI focus and we see the share repurchase program as another means to create value for our shareholders," said Christopher Carrington, ServiceSource CEO. "The team at ServiceSource is continuing to produce the meaningful change necessary to improve our performance and the results for our customers and I remain confident that we can return ServiceSource to growth and profitability and drive long-term value to our shareholders."

The repurchase program allows the company to repurchase its common stock using open market stock purchases, negotiated transactions or through other means. The share repurchases may begin as early as August 17, 2015 and continue for up to two years.

About ServiceSource

ServiceSource (NASDAQ:SREV) provides the world's leading B2B companies with expert managed services, best-practice processes, and cloud software proven to increase customer success, drive revenue growth and decrease churn from existing customers. ServiceSource's solutions help companies with onboarding and adoption, upsell and cross-sell, retention and renewals-across the entire revenue lifecycle. Only ServiceSource brings to market more than 15 years of exclusive focus on customer success and revenue growth, global deployments across 40 languages and 150 countries, and a powerful, purpose-built recurring revenue technology platform. For more information, go to www.servicesource.com.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the prospects for ServiceSource's business and offerings. These forward-looking statements are based on our current assumptions and beliefs, and involve risks and uncertainties that could cause our results to differ materially from those expressed or implied in our forward-looking statements. Those risks and uncertainties include, without limitation, fluctuations in our quarterly results of operations; the risk of material defects or errors in our software offerings or their failure to meet customer expectations; the ability to integrate our SaaS offerings with other third-party applications used by our customers; errors in estimates as to the renewal rate improvements and/or service revenue we can generate for our customers; our ability to grow the market for service revenue management; our ability to protect our intellectual property rights; the risk of claims that our offerings infringe the intellectual property rights of others; changes in market conditions that impact our ability to sell our solutions and/or generate service revenue on our customers' behalf; the possibility that our estimates of service revenue opportunity under management and other metrics may prove inaccurate; demand for our offering that falls short of expectations; our ability to keep customer data and other confidential information secure; our ability to adapt our solution to changes in the market or new competition; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our periodic reports and registration statements filed with the Securities and Exchange Commission, which can be obtained online at the Commission's website at http://www.sec.gov. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements.

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Investor Contact for ServiceSource
 Erik Bylin
415 901 4182
ebylin@servicesource.com

Trademarks
 ServiceSource, Renew OnDemand, Scout and any ServiceSource product or service names or logos above are trademarks of ServiceSource International, Inc. All other trademarks used herein belong to their respective owners.